UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2019

VERRA MOBILITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-37979	81-3563824
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 N. Alma School Road Mesa, Arizona (Address of principal executive offices)	85201 (Zip Code)

(480) 443-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class A common stock, par value $0.0001 per share	VRRM	Nasdaq Capital Market
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☒   Emerging growth company

☐   If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01   Other Events

On May 17, 2019, the Texas legislature passed a bill prohibiting red-light photo enforcement programs in cities and counties across the state, which is awaiting the Governor’s signature.  The bill grandfathers certain red-light camera programs, allowing them to continue through their current expiration dates. Verra Mobility Corporation (the “Company”) has contracts to operate photo enforcement programs in Texas that total approximately $15 million in annual projected 2019 revenue, which includes both red-light and school bus stop arm programs, and it is evaluating the impact of this anticipated change in law on its programs and revenue in the state of Texas. In addition to potential revenue impacts, the Company may also incur up to $7.2 million in related impairment of assets. Based on first quarter 2019 results and the Company’s view on its overall business performance, the Company is affirming its 2019 guidance.

This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities laws. All statements contained in this Current Report on Form 8-K other than statements of historical fact, including statements regarding the Company’s future operating results and financial position, are forward-looking statements. The Company has based these forward-looking statements largely on its current expectations and projections about future events and trends that it believes may affect its financial condition and results of operations. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including those described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as amended, under Part I, Item 1A, “Risk Factors.” Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee that the future results, performance, or events and circumstances reflected in the forward-looking statements will be achieved or occur. The Company undertakes no obligation to update any of these forward-looking statements for any reason after the date of this Current Report on Form 8-K to conform these statements to actual results or revised expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2019	Verra Mobility Corporation

	By:	/s/ Patricia Chiodo
	Name:	Patricia Chiodo
	Title:	Chief Financial Officer

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